MERRILL LYNCH PACIFIC FUND, INC.

Supplement dated May 19, 2006 to the
Prospectus dated April 12, 2006


Effective June 30, 2006, the following changes will be made to the Prospectus of Merrill Lynch Pacific Fund, Inc.
(the "Fund").

The section captioned "About the Portfolio Manager" appearing on page 9 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

Benjamin J. Moyer is the portfolio manager of the Fund.

In addition, the section captioned "Management of the Fund - Merrill Lynch Investment Managers, L.P." appearing on page 41 of the Fund's Prospectus is amended as follows:


The description of the Fund's portfolio management team is deleted and replaced with the following description:

Benjamin J. Moyer, CFA, is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Moyer has been the Fund's portfolio manager since
July 2006. He was the Fund's associate portfolio manager from 2005 to 2006. Mr. Moyer has been a Director of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2001. Mr. Moyer joined MLIM as a Vice President and Senior
Fund Analyst for the Fund in 1994. Previously, he covered the Japanese automobile and machinery industries for twelve years as Senior Industry Analyst for Merrill Lynch Japan and served as Assistant Research Manager at Merrill Lynch Japan from 1991 to 1994. Before joining Merrill Lynch, Mr. Moyer was a Junior Equity Analyst with Okasan Securities in Tokyo from 1989 to 1991.





Code #10073-0406SUP